UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of principal executive offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2023 Annual Meeting of Stockholders of Vacasa, Inc. (the “Company”), held on May 23, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Vacasa, Inc. 2021 Incentive Award Plan (the “Plan”) and an amendment and restatement of the Vacasa, Inc. 2021 Nonqualified Employee Stock Purchase Plan (the “ESPP”), each of which were adopted by the Board of Directors of the Company (the “Board”) on April 10, 2023, subject to the approval by the Company’s stockholders.
The amendment and restatement of the Plan, among other things, (i) increases the number of shares of Class A Common Stock authorized for issuance by 10 million shares, (ii) modifies the automatic annual share increase provision by removing the limit equal to 5% of the shares of Class A Common Stock outstanding on the last day of the immediately preceding fiscal year and extending the evergreen through 2033, and (iii) provides that all shares subject to stock appreciation rights (“SARs”) under the TurnKey Vacations, Inc. 2014 Equity Incentive Plan and the Vacasa, Inc. 2016 Equity Compensation Incentive Plan that are not issued in connection with the stock settlement of SARs on exercise thereof will be available for future grants under the 2021 Plan.

The amendment and restatement of the ESPP, among other things, amends the automatic annual share increase by removing the limit equal to 2% of the shares of Class A Common Stock outstanding on the last day of the immediately preceding fiscal year and extending the evergreen through 2033.

A more detailed description of the material terms of the Plan and ESPP was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 24, 2023 (“Proxy Statement”). The foregoing and the summaries in the Proxy Statement are not complete summaries of the terms of the Plan and ESPP, and are qualified by reference to the text of the Plan and ESPP, copies of which are included as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2023, at the Annual Meeting, as further described in Item 5.07 below, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (“Certificate”) to: (i) expand the maximum size of the Board from 10 directors to 11 directors, (ii) revise the process for filling Board vacancies and newly created directorships, (iii) revise references to the Stockholders Agreement (as defined in the Certificate), (iv) allow for exculpation of officers, and (v) to allow for the Board, in its discretion, to effect a reverse stock split of the Company’s outstanding common stock (each an “Amendment” and collectively, the “Amendments”).

As noted in the Proxy Statement, all Amendments were combined into one Certificate of Amendment to the Certificate, except for the Amendment related to the reverse stock split for which the Board has discretion to implement at any time before May 23, 2024. The remaining Amendments became effective upon filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 23, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2023, the Company held its Annual Meeting. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal 1: Election of Directors

The Company’s stockholders elected Joerg Adams, Rachel Gonzalez, Jeffrey Parks, Chris Terrill and Kimberly White as Class II directors to serve until the Annual Meeting of Stockholders to be held in 2026. The results of the vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Joerg Adams	312,830,146	9,625,176	37,905,075
Rachel Gonzalez	316,471,467	5,983,855	37,905,075
Jeffrey Parks	307,935,181	14,520,141	37,905,075
Chris Terrill	317,686,424	4,768,898	37,905,075
Kimberly White	319,784,041	2,671,281	37,905,075

Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
359,750,170	516,991	93,236	0

Proposal 3: Approval to Amend Certificate of Incorporation to Expand the Maximum Size of the Board

The Company’s stockholders approved the amendment of the Certificate of Incorporation to expand the maximum size of the Board. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
354,901,761	5,178,688	279,948	0

Proposal 4: Approval to Amend Certificate of Incorporation to Revise Process for Filling Board Vacancies and Newly Created Directorships

The Company’s stockholders approved the amendment of the Certificate of Incorporation to revise the process for filling Board vacancies and newly created directorships. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
304,437,030	17,858,028	160,264	37,905,075

Proposal 5: Approval to Amend Certificate of Incorporation to Revise References to the Stockholders Agreement

The Company’s stockholders approved the amendment of the Certificate of Incorporation to revise references to the Stockholders Agreement. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
312,467,248	9,840,087	147,987	37,905,075

Proposal 6: Approval to Amend Certificate of Incorporation to Allow for Exculpation of Officers

The Company’s stockholders approved the amendment of the Certificate of Incorporation to allow for exculpation of officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non Votes
309,276,279	12,978,650	200,393	37,905,075

Proposal 7: Approval to Amend and Restate the Vacasa, Inc. 2021 Incentive Award Plan

The Company’s stockholders approved the amendment and restatement of the Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,502,715	25,840,982	111,625	37,905,075

Proposal 8: Approval to Amend and Restate the Vacasa, Inc. 2021 Nonqualified Employee Stock Purchase Plan

The Company’s stockholders approved the amendment and restatement of the ESPP. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
298,648,377	23,730,496	76,449	37,905,075

Proposal 9: Approval to Amend Certificate of Incorporation to Effect a Reverse Stock Split

The Company’s stockholders approved the amendment of the Certificate of Incorporation to allow the Board, in its discretion, to effect a reverse stock split of the Company’s outstanding common stock. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
356,605,575	3,642,931	111,891	0

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Vacasa, Inc. dated May 23, 2023
10.1
Vacasa, Inc. 2021 Incentive Award Plan, as amended and restated on May 23, 2023 (filed as Appendix A to Vacasa, Inc.’s Definitive Proxy Statement on Schedule 14A filed April 24, 2023, File No. 001-41130, and incorporated herein by reference)

10.2
Vacasa, Inc. 2021 Nonqualified Employee Stock Purchase Plan, as amended and restated on May 23, 2023 (filed as Appendix B to Vacasa, Inc.’s Definitive Proxy Statement on Schedule 14A filed April 24, 2023, File No. 001-41130, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date: May 25, 2023